SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

[ X ] Filed by the registrant

[   ] Filed by a party other than the registrant


Check the appropriate box:

[   ] Preliminary Proxy Statement

[   ] Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2))

[ X ] Definitive Proxy Statement

[   ] Definitive Additional Materials

[   ] Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12


                               FFLC BANCORP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                               FFLC BANCORP, INC.
                            800 NORTH BOULEVARD, WEST
                                 P.O. BOX 490420
                          LEESBURG, FLORIDA 34749-0420
                                 (352) 787-3311

                                                                  March 30, 1998


Dear Stockholder:

         You are cordially invited to attend the Annual Meeting of Stockholders of FFLC Bancorp, Inc. (the "Company") to be held on May 7, 1998, at the Leesburg Community Building, 109 E. Dixie Avenue, Leesburg, Florida, at 2:00 p.m.

         As described in the enclosed Proxy Statement, the election of two directors, the amendment of the Certificate of Incorporation and the ratification of the appointment of auditors for fiscal 1998 are scheduled to be presented for stockholder action at the Annual Meeting. There will also be a report on the operations of First Federal Savings Bank of Lake County (the
"Bank"), the wholly-owned subsidiary of the Company. Detailed information concerning the activities and operating performance of the Bank during the fiscal year ended December 31, 1997, is contained in the 1997 Annual Report to Stockholders, which accompanies the Proxy Statement. Directors and officers of the Company, as well as representatives of the Company's independent auditors, will be present to respond to any questions which stockholders may have.

         The Board of Directors of the Company has determined that approval of the matters to be considered at the meeting is in the best interests of the Company and its stockholders. For the reasons set forth in the Proxy Statement, the Board unanimously recommends a vote "FOR" each matter to be considered.

         We hope you will be able to attend the Annual Meeting in person. Whether or not you expect to attend, we urge you to sign, date and return the enclosed proxy card so that your shares will be represented.

         On behalf of the Board of Directors and all of the employees of the Company and the Bank, I wish to thank you for your support and interest. I look forward to seeing you at the Annual Meeting.

                                                         Sincerely,


                                                         /s/Stephen T. Kurtz
                                                         ----------------
                                                         Stephen T. Kurtz
                                                         President and
                                                         Chief Executive Officer

                               FFLC BANCORP, INC.
                            800 NORTH BOULEVARD, WEST
                                 P.O. BOX 490420
                          LEESBURG, FLORIDA 34749-0420
                   -------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            To Be Held On May 7, 1998
                   -------------------------------------------

         NOTICE IS HEREBY GIVEN that the Annual  Meeting of  Stockholders  ( the
"Annual Meeting") of FFLC Bancorp, Inc. (the "Company") will be held at the Leesburg Community Building, 109 E. Dixie Avenue, Leesburg, Florida, on May 7, 1998, at 2:00 p.m. Florida time.

         A Proxy Statement and proxy card for the Annual Meeting are enclosed. The Annual Meeting is being held for the purpose of considering and voting upon the following matters:

         1.       The election of two directors for terms of three years, each;

         2. Amendment of the Certificate of Incorporation to increase the number of authorized shares of Common Stock from 4,500,000 to 9,000,000;

         3. The ratification of the appointment of Hacker, Johnson, Cohen & Grieb as independent auditors of the Company for the fiscal year ending December 31, 1998; and

         4. Such other matters as may properly come before the meeting, and at any adjournments thereof.

         Pursuant to the Bylaws of the Company, the Board of Directors has fixed March 16, 1998, as the voting record date for determining stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. Only holders of the common stock of the Company as of the close of business on that date will be entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. In the event there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company. A list of stockholders entitled to vote at the Annual Meeting will be available at 800 North Boulevard, West, Leesburg, Florida, for a period of ten days prior to the Annual Meeting and will also be available for inspection at the Annual Meeting.

                                              By Order of the Board of Directors


                                              Sandra L. Rutschow
                                              Secretary
Leesburg, Florida
March 30, 1998

         EACH STOCKHOLDER, WHETHER OR NOT HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO SIGN, DATE, AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                               FFLC BANCORP, INC.
                            800 NORTH BOULEVARD, WEST
                                 P.O. BOX 490420
                          LEESBURG, FLORIDA 34749-0420
                                 (352) 787-3311

         --------------------------------------------------------------

                                 PROXY STATEMENT

         --------------------------------------------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                                   May 7, 1998

         --------------------------------------------------------------


Solicitation and Voting of Proxies

         This Proxy Statement is being furnished to stockholders of FFLC Bancorp, Inc. (the "Company") in connection with the solicitation of proxies by the Board of Directors for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on Thursday, May 7, 1998, at 2:00 p.m., Florida time, at the Leesburg Community Building, 109 E. Dixie Avenue, Leesburg,
Florida, and at any adjournments thereof. The 1997 Annual Report to Stockholders, containing the consolidated financial statements for the fiscal year ended December 31, 1997, and a proxy card accompany this Proxy Statement which is first being mailed to stockholders on or about March 30, 1998.

         Regardless of the number of shares of common stock owned, it is important that stockholders be represented by proxy or be present in person at the Annual Meeting. Stockholders are requested to vote by completing the enclosed proxy card and returning it, signed and dated, in the enclosed postage-paid envelope. Stockholders are urged to indicate the way they wish to vote in the spaces provided on the proxy card. Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Where no instructions are indicated, signed proxies will be voted FOR the election of each of the nominees for director named in this Proxy Statement, FOR the amendment of the Certificate of Incorporation and FOR the ratification of Hacker, Johnson, Cohen & Grieb as independent auditors for the fiscal year ending December 31, 1998.

         The Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxyholders discretionary authority to vote the shares in accordance with their best judgement on such other business, if any, that may properly come before the Annual Meeting or any adjournments thereof.

         A proxy may be revoked at any time prior to its exercise by filing a written notice of revocation with the Secretary of the Company, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. However, if you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from your recordholder to vote personally at the Annual Meeting.

         The cost of solicitation of proxies in the form enclosed herewith will be borne by the Company. Proxies may also be solicited personally or by mail, telephone, or telegraph by the Company's directors, officers and regular employees, without additional compensation therefor. The Company will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

Voting Securities

         The securities which may be voted at this Annual Meeting consist of shares of common stock of the Company, par value $.01 per share (the "Common Stock"), with each share entitling its owner to one vote on each matter to be voted on at the Annual Meeting, except as indicated below. There is no cumulative voting for the election of directors.

         The close of business on March 16, 1998, has been fixed by the Board of Directors as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. The total number of shares of the Company's Common Stock outstanding on the Record Date (exclusive of Treasury shares) was 3,742,673 shares.

          The presence, in person or by proxy, of at least a majority of the total number of shares of Common Stock outstanding and entitled to vote (after giving effect to the limitation described below, if applicable) is necessary to constitute a quorum at the Annual Meeting. In the event there are not sufficient votes for a quorum, or to approve or ratify any matter being presented, at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

         In accordance with the provisions of the Company's Certificate of Incorporation, record holders of Common Stock who beneficially own in excess of 10% of the outstanding shares of Common Stock (the "Limit") are not entitled to any vote with respect to the shares held in excess of the Limit. A person or entity is deemed to beneficially own shares owned by an affiliate of, as well as persons acting in concert with, such person or entity. The Company's Certificate of Incorporation authorizes the Board of Directors (i) to make all determinations necessary to implement and apply the Limit, including determining whether persons or entities are acting in concert, and (ii) to demand that any person who is reasonably believed to beneficially own stock in excess of the Limit supply information to the Company to enable the Board to implement and apply the Limit.

         As to the election of Directors, the proxy card being provided by the Board of Directors enables a shareholder to vote "FOR" the election of the nominees proposed by the Board, or to "WITHHOLD AUTHORITY" to vote for one or more of the nominees being proposed. Under Delaware law and the Company's Certificate of Incorporation and Bylaws, directors are elected by a plurality of votes cast, without regard to either (i) broker non-votes, or (ii) proxies as to which authority to vote for one or more of the nominees being proposed is withheld.

         As to other matters that may properly come before the Annual Meeting, by checking the appropriate box, a shareholder may: (i) vote "FOR" the item;
(ii) vote "AGAINST" the item; or (iii) ABSTAIN from voting on such item. Under the Company's Certificate of Incorporation and Bylaws, other matters shall be determined by a majority of the votes cast affirmatively or negatively, without regard to (a) broker non-votes, or (b) proxies marked "ABSTAIN" as to that matter unless otherwise required by law.

         Proxies solicited hereby will be returned to the Company, and will be tabulated by inspectors of election designated by the Board, who will not be employed by, or be a director of, the Company or any of its affiliates.

Security Ownership of Certain Beneficial Owners

         Persons and groups owning in excess of five percent of the Company's Common Stock are required to file certain reports regarding such ownership with the Company and with the Securities and Exchange Commission ("SEC"), in accordance with the Securities Exchange Act of 1934 (the "Exchange Act"). The following table sets forth information regarding persons known to be beneficial owners of more than five percent of the Company's outstanding Common Stock as of March 16, 1998.

                                                          Amount and Nature
                          Name and Address                of Beneficial             Percent of
 Title of Class        of Beneficial Owner                   Ownership                Class
 --------------        -------------------                   ---------                -----
Common Stock           First Federal Savings Bank of           357,047                9.54%
                       Lake County Employee Stock
                       Ownership Plan ("ESOP")(1)
                       800 North Boulevard, West
                       Leesburg, Florida  34748
Common Stock           First Manhattan Co. (2)                 261,554                6.99%
                       437 Madison Avenue
                       New York, New York 10022

                                                    (See footnote on next page.)

---------
(1) A committee of the Board of Directors has been appointed (the "ESOP Committee") to administer the ESOP, and Huntingdon National Bank, an unaffiliated corporation, serves as trustee for the ESOP (the "ESOP Trustee"). The ESOP Trustee must vote all allocated shares held in the ESOP in accordance with the instructions of the participating employees. As of the record date, 199,229 shares of the Common Stock in the ESOP have been allocated. Under the ESOP, unallocated shares, and shares held in the suspense account, will be voted in a manner calculated to most accurately reflect the instructions the ESOP Trustee has received from participants regarding the allocated stock so long as such vote is in accordance with the provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

(2) The information furnished is derived from a Schedule 13G filed by the First Manhattan Co. on February 9, 1998, and a Schedule 13D filed by
         First Manhattan Co. on October 29, 1996, as the general partner of First Save Associates, L.P.


                 PROPOSALS TO BE VOTED ON AT THE ANNUAL MEETING

                       PROPOSAL 1 -- ELECTION OF DIRECTORS

         The Board of Directors currently consists of seven directors and is divided into three classes. Each of the seven members of the Board of Directors of the Company also serves on the Board of Directors of First Federal Savings Bank of Lake County (the "Bank"). Directors are elected for classified terms of three years, each, with the term of office of only one class of directors expiring in each year. Directors serve until their successors are elected and qualified.

         The names of the two nominees for election to the Board of Directors are set forth below, along with certain other information concerning such individuals and the other members of the Board as of March 16, 1998. Management believes that such nominees will stand for election and will serve if elected as directors. However, if any person nominated by the Board of Directors fails to stand for election or is unable to accept election, the proxies will be voted for the election of such other person as the Board of Directors may recommend. Unless authority to vote for the directors is withheld, it is intended that the shares represented by the enclosed proxy card, if executed and returned, will be voted FOR the election of all nominees proposed by the Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF
ALL NOMINEES NAMED IN THIS PROXY STATEMENT.

Information with Respect to the Nominees, Continuing Directors and Executive Officers

         The following table sets forth, as of March 16, 1998, the names of the nominees, continuing directors, and executive officers of the Company as well as their ages; a brief description of their recent business experience, including present occupations and employment; certain directorships held by each; the year in which each became a director of the Bank and the year in which his term as director of the Company expires. This table also sets forth the amount of Common Stock and the percent thereof beneficially owned as of the Record Date by each director and all directors and executive officers as a group as of the Record Date. All per share data contained in this proxy statement has been restated to reflect the 5 for 3 stock split that was declared in November 1997.

                                                                            Expiration            Shares of
          Name and Principal                                                    of              Common Stock         Ownership as
         Occupation at Present                              Director         Term as            Beneficially         a Percent of
        and for Past Five Years                Age          Since(1)         Director             Owned(2)              Class
        -----------------------                ---          --------         --------             --------              -----
Nominees:

H.D. Robuck, Jr.                               50             1997             1998               37,223(3)(4)          *
  Mr. Robuck is a practicing
  attorney and the Chief Executive
  Officer of Romac Lumber
  Company, a Lake County based
  supplier of construction materials.

Stephen T. Kurtz                               44             1990             1998               90,496(5)(6)          2.40%
  Mr. Kurtz was first employed by
  the Bank in 1978.  He became
  President and Chief Executive
  Officer in 1988.  He also serves as
  a director of the Bank.

Continuing Directors:

James P. Logan                                 49             1990             1999               48,574(3)(4)          1.29%
  A director of the Bank. President
  and owner of Logan Sitework
  Contractors, Inc., a firm primarily
  involved in the residential
  construction industry.

Ted R. Ostrander, Jr.                          49             1995             1999               18,717(3)(4)           *
  A director of the Bank. President
  of Lassiter-Ware, Inc., an
  insurance agency.

Joseph J. Junod                                61             1987             2000               34,674(3)(4)           *
  A director of the Bank,  Mr. Junod
  retired in 1991 as the general manager of
  Avesta Sandvik Tube,Wildwood, Florida.

Claron D. Wagner                               66             1987             2000               69,674(3)(4)          1.85%
  A director of the Bank and
  President, Woody Wagner, Inc.
  Former partner in Wagner
  Construction Company.


                                                                            Expiration            Shares of
          Name and Principal                                                    of              Common Stock          Ownership as
         Occupation at Present                              Director         Term as            Beneficially          a Percent of
        and for Past Five Years                Age          Since(1)         Director             Owned(2)                Class
        -----------------------                ---          --------         --------             --------                -----
Paul K. Mueller                                46             1993             2000              96,772(5)(6)            2.56%
  Mr. Mueller was first employed
  by the Bank in 1979.  He became
  Senior Vice President and
  Treasurer of the Bank in 1985 and
  Executive Vice President in 1997.
  He also serves as a director of the
  Bank.


Executive Officers
Who Are Not Directors

Dwight L. Hart                                 42              -                -                39,919(5)(6)            1.06%
  Senior Vice President of the Bank
  and the Company.  Mr. Hart has
  also served as head of the Mortgage
  Loan  Department of the Bank
  since June, 1986.

Lawrence E. Hoag                               42              -                -                25,069(5)(6)               *
  Vice President of the Bank and
  the Company.  Mr. Hoag has
  headed the Savings Department
  of the Bank since January, 1985.

Judith M. Maddox                               62              -                -                22,869(5)(6)               *
  Vice President for Human
  Resources of the Bank, and Vice
  President of the Company.

Sandra L. Rutschow                             58              -                -                30,632(5)(6)               *
  Secretary and Vice President of
  the Bank and Secretary of the
  Company

Danny A. Schmid                                55              -                -                   10,550(6)               *
  Senior Vice President of the Bank
  and the Company.  Mr. Schmid
  was hired in April, 1997, and is
  head of the Commercial Loan
  Department.

All directors and executive                                                                        635,430(7)           16.06%
officers as a group (twelve persons)


-----------
*Does not exceed 1.0% of the Company's Common Stock.

(1) Includes years of service as a director of the Company's predecessor, the Bank.
(2) Each person effectively exercises sole (or shares with spouse or other immediate family member) voting or dispositive power as to shares reported.
(3) Includes 8,055 shares awarded to each Outside Director, serving on January 4, 1994, under the First Federal Savings Bank of Lake County Recognition and Retention Plan for Outside Directors, 2,015 shares awarded to Director Ostrander upon his election as a Director on January 26, 1995, and 2,014 shares awarded to Director Robuck on December 31, 1997. Although awards granted under the plan vest at a rate of 331/3% commencing 15 months from the date of grant (January 4, 1994 for the directors serving on that date), each participant presently has voting power as to the full number of shares awarded.
(4) Includes 20,138 options granted to each Outside Director, serving on January 4, 1994, under the FFLC Bancorp, Inc. 1993 Stock Option Plan for Outside Directors, all of which became immediately exercisable upon the date of grant (January 4, 1994), 3,368 options granted to Director Ostrander on January 26,1995 upon his election as a director and 5,035 options granted to Director Robuck on December 31, 1997, upon his election of a director. Mr. Ostrander exercised options for 1,667 shares on April 30, 1997. Mr. Logan exercised 3,100 shares on February 2, 1998.
(5)  Includes 17,333,  16,166, 10,666, 7,500 and 6,000 shares awarded to Messrs.
     Kurtz, Mueller, Hart, and Hoag, and Mesdames Maddox and Rutschow, respectively, as awarded under the First Federal Savings Bank of Lake County Recognition and Retention Plan for Officers and Employees. Although awards granted under the Plan vest at a rate of 331/3% commencing 15 months from the date of grant (January 4, 1994), each participant presently has voting power as to the full number of shares awarded.
(6)  Includes 31,000,  32,000,  25,000, 16,666, 16,000 and 17,500 shares subject to options granted to Messrs. Kurtz, Mueller, Hart, and Hoag, and Mesdames Maddox and Rutschow, respectively, which became exercisable January 4, 1995. Excludes options for 8,500 shares awarded to Mr. Schmid on in 1997, which are not currently exercisable.
(7) Includes a total of 85,553 options granted to five outside directors under the FFLC Bancorp, Inc. 1993 Stock Option Plan for Outside Directors, which are currently exercisable and includes a total of 149,666 options granted under the FFLC Bancorp, Inc. 1993 Incentive Stock Option Plan to six executive officers which are currently exercisable.


Meetings of the Board of Directors and Committees of the Board of the Company

         The Board of Directors of the Company conducts its business through meetings of the Board and through the activities of its committees. The Board of Directors of the Company meets monthly and may have additional meetings as needed. The Board of Directors of the Company, held 12 meetings in 1997. All of the directors of the Company attended at least 75% in the aggregate of the total number of the Company's board meetings held and committee meetings on which such director served during fiscal 1997. The Board of Directors of the Company maintains committees, the nature and composition of which are described below:

         The Executive Committee consists of all members of the Board of Directors. The purpose of this Committee is to review matters pertaining to day-to-day operations, including review of operational policies and procedures and loan approval. This Committee meets on a weekly basis. This Committee met 51 times during fiscal 1997.

         The Audit Committee consists of all outside Directors of the Company. This Committee meets with the Bank's independent auditors, and evaluates policies and procedures relating to auditing functions and internal controls. This Committee held one meeting in fiscal 1997.

         The Nominating Committee is not a standing committee but is convened as needed with director members appointed by the Chairman. While the committee will consider nominees recommended by stockholders, it has not actively solicited recommendations from stockholders. Nominations by stockholders must comply with certain procedural and informational requirements set forth in the Company's Bylaws. See "Advance Notice of Business to be Conducted at an Annual Meeting." The Nominating Committee met on February 12, 1997.

         In 1997, the Compensation Committee of the Company consisted of Directors Junod, Wagner, Logan and Ostrander and is responsible for the 1998 Compensation Committee Report on Executive Compensation. The Committee establishes compensation for the chief executive officer and reviews compensation for other officers and employees and the bonus program, when necessary. The Compensation Committee met four times during 1997.

Directors' Compensation

         Fees. Directors do not receive fees from the Company for services on the Company's Board. In 1997, the monthly retainer for service on the Board of Directors of the Bank was $600. Directors are paid additional fees of $200 per member for attendance at meetings of the Bank's Executive Committee held on days other than when the Board of Directors meets and $75 for Loan Committee meetings. At December 31, 1997, the Bank had four advisory directors. Advisory directors are paid $800 for each monthly board of directors meeting attended or if two executive committee meetings are attended. Directors who are officers of the Bank and the Company do not receive additional compensation for service as directors.

         1993 Stock Option Plan for Outside Directors. Under the FFLC Bancorp, Inc., 1993 Stock Option Plan for Outside Directors (the "Directors' Option Plan"), which was ratified by shareholders at the Annual Meeting held May 12, 1994, each person who was then serving as an outside director who was not an officer of the Company or the Bank and each of the two advisory directors received options to purchase 20,138 shares of Common Stock at an exercise price of $6.00 per share on the date of grant, January 4, 1994. Such options became exercisable immediately. To the extent options for shares are available for grant under the Directors' Option Plan, each subsequently appointed or elected outside director ("Subsequent Outside Director") will be granted options to purchase 5,035 shares of Common Stock with an exercise price equal to the fair market value of the Common Stock on the date of grant. All options granted under the Directors' Option Plan expire upon the earlier of 10 years following the date of grant or one year following the date the optionee ceases to be a Director for any reason other than removal for cause. Options for 5,035 shares were granted to Mr. Robuck in 1997.

         Recognition and Retention Plan for Outside Directors. Under the First Federal Savings Bank of Lake County Recognition and Retention Plan for Outside Directors (the "Directors' RRP"), which was ratified by shareholders at the Annual Meeting held May 12, 1994, each person who was then serving as an outside director and each advisory director serving in such capacity as of the conversion was granted plan share awards ("Awards") for 8,055 shares of the Common Stock (the "Fixed Award"). Each individual who is subsequently elected as an Outside Director ("Subsequent Outside Director") will be granted an award of 2,014 shares to the extent shares remain unallocated for future directors as of the effective date of such election. The Awards granted to outside directors vest in three equal annual installments commencing 15 months after the effective date of the award. Awards are nontransferable and nonassignable. Awards will be 100% vested upon termination of employment due to death, disability or retirement, or following a change in control of the Bank or Company as defined in the Directors' RRP. When shares become vested and are distributed in accordance with the Directors' RRP, the recipients will also receive amounts equal to accumulated dividends (if any) with respect thereto. Prior to vesting, recipients of Awards may direct the voting of shares of Common Stock allocated to them that have been purchased by the trust. Shares not subject to an Award will be voted by the trustee of the Directors' RRP in proportion to the directions provided with respect to shares subject to an award.

Executive Compensation

         The report of the compensation committee and the stock performance graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 (the "Securities Act") or the Securities Exchange Act of 1934 (the "Exchange Act"), except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

         Compensation Committee Report on Executive Compensation. Under rules established by the Securities and Exchange Commission ("SEC"), the Company is required to provide certain data and information in regard to the compensation and benefits provided to the Company's Chief Executive Officer and other executive officers of the Company. The disclosure requirements for the Chief Executive Officer and other executive officers include the use of tables and a report explaining the rationale and considerations that led to fundamental executive compensation decisions affecting those individuals. In fulfillment of that requirement, the Compensation Committee, at the direction of the Board of Directors, has prepared the following report for inclusion in this proxy statement.

         The Compensation Committee is made up of all outside directors of the Company and is responsible for determining annual compensation levels for the Chief Executive Officer, the Executive Vice President and Treasurer, and the Senior Vice President and Loan Officer. The Compensation Committee also is responsible for determining the amount contributed to the Bank's bonus plan, which is distributed to all full-time employees who have completed at least one year of service.

         The Compensation Committee generally meets three times each year. In December, the Compensation Committee reviews management recommendations for officer compensation and also determines the compensation of the Chief Executive Officer, the Executive Vice President and Treasurer, and the Senior Vice Presidents and Loan Officers. The Compensation Committee determines salary levels after reviewing published surveys of compensation paid to executives performing similar duties with institutions of comparable asset size and geographic location. Specifically, the Committee utilizes the salary survey of the Florida Bankers Association, the survey of America's Community Bankers and the SNL Executive Compensation Review. In addition, the Compensation Committee considers available executive compensation data of other local, publicly traded financial institutions. In making those compensation decisions, the Compensation Committee also considers the earnings and condition of the Bank, the contribution of each executive officer to the success of the Bank and the results of any supervisory examination of the Bank. At the meeting held on December 18, 1997, and, based upon the criteria listed above, the Compensation Committee increased the salary of Stephen T. Kurtz, the President and Chief Executive Officer, from $125,000 to $132,000, an increase of 6%. At that same meeting, the salary of Paul K. Mueller, Executive Vice President and Treasurer was increased from $110,000 to $116,000, an increase of 5%.

         The Compensation Committee also meets in June and in November to consider funding of the Bank's bonus plan. The bonus plan is generally funded based upon the overall profitability of the Bank with bonus plan distributions made in June and December. All full-time personnel with at least one year of service are eligible to participate in the bonus plan. Distribution of funds to employees under the bonus plan is based upon salary and length of service.

                      Compensation Committee of the Company

                                 Joseph J. Junod
                                Claron D. Wagner
                                 James P. Logan
                              Ted R. Ostrander, Jr.

         Stock Performance Graph. The following graph shows a comparison of cumulative total shareholder return on the Company's Common Stock, based on the market price of the Common Stock assuming reinvestment of dividends, with the cumulative total return of companies in the Nasdaq National Market and Nasdaq Savings Institution Stocks for the period beginning on January 4, 1994, through December 31, 1997.

         Summary Compensation Table. The following table sets forth the cash compensation paid by the Bank, for services rendered during the fiscal years ended December 31, 1997, 1996 and 1995, to the Chief Executive Officer and to the Senior Vice President and Treasurer , who were the only executive officers to receive compensation in salary and bonus in excess of $100,000 in the fiscal year ended December 31, 1997.

                                                                 Annual Compensation
                                                ------------------------------------------------------
                                                                                       Other Annual
 Name and Principal Position        Year        Salary ($)(1)    Bonus ($)(2)     Compensation ($)(3)
-----------------------------    ----------     ------------     ------------     --------------------
Stephen T. Kurtz                    1997           $124,171          $ 8,234              $   --
   President, Chief Executive       1996            108,100           18,492                  --
   Officer and Director             1995            103,000            8,662                  --

Paul K. Mueller                     1997           $109,171           $7,871                  --
   Executive Vice President,        1996             95,300           14,992                  --
   Treasurer and Director

                                                         Long Term Compensation
                                     ----------------------------------------------------------
                                                      Awards                         Payouts
                                     ----------------------------------------     -------------
                                     Restricted Stock     Securities Underlying      LTIP              All Other
Name and Principal Position            Awards ($)(4)       Options/SARS (#)(5)    Payouts($)(6)     Compensation(7)
---------------------------          ----------------     -------------------     -------------     ----------------
Stephen T. Kurtz                    $        --                  --                $   --              $22,654
   President, Chief Executive            31,125                  --                    --               22,467
   Officer and Director                      --                  --                    --              $24,243

Paul K. Mueller                          26,030                  --                    --              $20,026
   Executive Vice President,             24,900                  --                    --               19,807
   Treasurer and Director

----------------------------------
(1)  Salary, only.  Mr. Kurtz and Mr. Mueller are not paid director's fees.
(2) Includes bonuses granted pursuant to the Bank's bonus plan, which bases bonuses upon annual salary and years of service.
(3) There were no (a) perquisites over the lesser of $50,000 or 10% of the individual's total salary and bonus for the year; (b) payments of above-market preferential earnings on deferred compensation; (c) payments of earnings with respect to long-term incentive plans prior to settlement or motivation; (d) tax payment reimbursements; or (e) preferential discounts on stock.
(4) Includes awards granted pursuant to the First Federal Savings Bank of Lake County Recognition and Retention Plan for Officers and Employees (the "Officers' and Employees' RRP") in connection with the conversion which had a market value of $6.00 per share on the date of grant (January 4, 1994). The Officers and Employees RRP was ratified by shareholders at the Annual Meeting held May 12, 1994. Such awards vested in equal installments at a rate of 331/3% per year beginning on April 4, 1995. When such shares vested and are distributed, the recipient will also receive an amount equal to the accumulated dividends and earnings thereon. On December 19, 1996, Messrs. Kurtz and Mueller received additional awards of 2,500 and 2,000 shares, respectively. At December 31, 1997, the aggregate amount of restricted stock awards held by Mr. Kurtz and Mr. Mueller was 17,333 and 12,834, with market values of $376,993 and $279,140, respectively, based upon the closing market price on that date.
(5) Includes options granted on January 4, 1994 pursuant to the Incentive Plan. Options granted to officers in fiscal 1994 become exercisable in equal installments at a rate of 331/3% per year commencing one year from the date of grant. The first installment of options became exercisable on January 4, 1995. Options granted include limited rights which generally are exercisable upon a change in control.
(6) For the fiscal years 1997, 1996 and 1995, the Bank had no long-term incentive plans in existence and therefore made no payouts or awards under such plans. (7) Annual ESOP allocation at cost and Company contribution of $2,400 for Mr. Kurtz and $2,100 for Mr. Mueller to the 401(k) Plan.

         Employment   Agreement.   The  Company  has  entered  into   employment
agreements with Mr. Stephen T. Kurtz and Mr. Paul K. Mueller. Each of the agreements, the terms of which are substantially identical except for salary, provide for a three-year term. Commencing on the first anniversary date and continuing each anniversary date thereafter, the Board of Directors of the Company may, after conducting a performance evaluation of each executive, extend his agreement for an additional year so that the remaining term shall be three years, unless written notice of non-renewal is given by the Board of Directors. On December 18, 1997, the Board of Directors of the Company extended each agreement for an additional year and increased Mr. Kurtz's base salary to $132,000 and Mr. Mueller's to $116,000. In addition to the base salary, the agreements provide for, among other things, disability pay, participation in stock benefit plans, and other fringe benefits applicable to executive personnel. The agreements provide for termination for cause at any time. In the event the Company terminates either executive's employment for reasons other than a Change in Control of the Bank or Company, retirement, or for cause, or in the event of the executive's resignation from the Bank and the Company upon (i) failure to re-elect the executive to his current office, (ii) a material change in the executive's functions, duties, or responsibilities, (iii) relocation of his principal place of employment by more than 30 miles, (iv) liquidation or dissolution of the Bank or the Company, or (v) a breach of the agreement by the Company, the executive, or in the event of death, his beneficiary, would be entitled to severance pay in an amount equal to the remaining salary payments under the agreement, including base salary, bonuses, and other cash compensation.

         If termination, voluntary or involuntary, follows a change in control of the Bank or the Company, the executive or, in the event of death, his beneficiary, would be entitled to a severance payment equal to three times his average annual compensation paid over the three year period preceding the termination as stated in the employment agreement with the Bank or the Company. The Bank and the Company would also continue the executive's life, health, and any disability coverage for the remaining unexpired term of the agreement. For purposes of determining whether a change in control under the agreements has occurred, the respective Boards of Directors will apply the definition of control set forth in 12 C.F.R. ss. 574.4 of the Rules and Regulations of the Office of Thrift Supervision ("OTS"). This definition includes certain conclusive control determinations and rebuttable control determinations. The conclusive control determinations include that an acquiror has acquired control if it: (i) acquires more than 25 percent of any class of voting stock of a company; (ii) acquires irrevocable proxies representing more than 25 percent of any class of voting stock of a company; (iii) acquires any combination of voting stock and irrevocable proxies representing more than 25 percent of any class of voting stock of a savings association; (iv) controls in any manner the election of a majority of the directors or trustees of a company; (v) is a general partner of a company; (vi) has contributed more than 25 percent of the capital of the company; or (vii) is a trustee of a trust.

         Payments to the executives under the agreements is guaranteed by the Company in the event that payments or benefits are not paid by the Bank. Payments and benefits under the employment agreements, made contingent upon a change in control, if they would constitute an excess parachute payment under
Section 280G of the Code, would be reduced to $1.00 less than the excess parachute amount. If Mr. Kurtz's employment had been terminated, following a change in control, as of January 1, 1997, the cash payment to him would have been approximately $396,000 in addition to certain non-cash benefits. In the case of Mr. Mueller, the cash payment would have been $348,000.

         1993 Incentive Stock Option Plan. Under the FFLC Bancorp, Inc. 1993 Incentive Stock Option Plan (the "Incentive Option Plan"), which was ratified by shareholders at the Annual Meeting held May 12, 1994, options are granted to employees at the discretion of a committee comprised of disinterested directors who administer the plan. No options or limited rights were granted under the Incentive Option Plan to the Named Executive Officers in 1997.

         The following table provides certain information with respect to the number of shares of Common Stock acquired on exercise of stock options and the value realized thereon and the number of shares of Common Stock represented by outstanding stock options held by the Named Executive Officers as of December 31, 1997. Also reported are the values for "in-the-money" options which represent the positive spread between the exercise price of any such existing stock options and the price of the Common Stock as of the end of the fiscal year on December 31, 1997. At the Record Date, options for 31,000 and 32,000 shares of Common Stock, respectively were exercisable by Messrs. Kurtz and Mueller.

                                                                        Fiscal Year End Options/SAR Values
                                                      ----------------------------------------------------------------
                                                         Number of Securities
                                                        Underlying Unexercised
                          Shares                      Options at Fiscal Year End     Value of Unexercised In-the-Money
                        Acquired on       Value                   (#)                Options at Fiscal Year End ($)(1)
        Name           Exercise (#)    Realized ($)    Exercisable/Unexercisable        Exercisable/Unexercisable
        ----           ------------    ------------    -------------------------        -------------------------

Stephen T. Kurtz           2,500         38,125                 31,000 /0                       $488,250 /0

Paul K. Mueller                0              0                 32,000 /0                       $504,000 /0

--------------

(1) Market value of underlying securities at fiscal year end ($21.75 per share) minus the exercise or base price of $6.00 per share.

         Retirement Plan. Through 1995, the Bank maintained a qualified non-contributory defined benefit pension plan for its eligible employees through the Financial Institutions Retirement Fund. On February 1, 1996, the company withdrew from participation in the Pension Plan, participants' benefits were frozen and participants became fully vested. The Company did not make a contribution to the Pension Plan for 1996 and instituted a 401(k) plan on April 1, 1996. The following table sets forth the estimated annual benefits payable upon retirement at age 65, expressed in the form of a single life annuity, for the final average salary and benefit service classifications specified.

      Final Average
      Compensation           15 Years            20 Years            25 Years          30 Years             35 Years
      -------------      ---------------     --------------      --------------    ---------------     ----------------
        $  15,000             $ 3,375            $ 4,500             $ 5,625            $ 6,750              $ 7,875
           25,000               5,625              7,500               9,375             11,250               13,125
           50,000              11,250             15,000              18,750             22,500               26,250
           75,000              16,875             22,500              28,125             33,750               39,375
          100,000              22,500             30,000              37,500             45,000               52,500
          125,000              28,125             37,500              46,875             56,250               65,625


         Mr. Kurtz had 16 years of credited service as of January 1, 1996.

Transactions With Certain Related Persons

         Until November,  1996, the Financial Institutions Reform,  Recovery and
Enforcement Act of 1989 required that all loans or extensions of credit to executive officers and Directors be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and not involve more than the normal risk of repayment or present other unfavorable features. In addition, loans made to a Director or executive officer in excess of the greater of $25,000 or 5% of the Bank's capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the Board of Directors.

         Except as hereinafter indicated, all loans made by the Bank to its executive officers and Directors are made in the ordinary course of business, are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectibility or present other unfavorable features.

         In accordance with applicable regulations, the Bank extends credit to its directors and executive officers pursuant to a benefit program that is widely available to employees of the Bank and does not give preference to any executive officer or director over other employees of the Bank. Set forth below is certain information relating to such loans to executive officers and directors which were outstanding at December 31, 1997.


                                                                    Balance as of
                           Date of Loan or          Original         December 31,
      Name                  Modification             Amount              1997           Note Rate        Market Rate
----------------------   ------------------   ---------------   ----------------        ---------        ------------
Dwight L. Hart                06/25/97               $128,000          $127,231           7.250%            7.875%
Stephen T. Kurtz              02/11/97               $125,000          $116,949           7.125%            7.750%
Claron D. Wagner              04/18/97                $63,384           $56,893           7.125%            7.750%


         H. D. Robuck, Jr., a nominee to be a director of the Company is the owner and President of H. D. Robuck, Jr., P.A., an attorney representing the Company. In 1997, the Company paid H.D.Robuck, Jr., P.A., legal fees aggregating $40,700.

            PROPOSAL 2. AMENDMENT OF THE CERTIFICATE OF INCORPORATION

         The Company is currently authorized to issue 4,500,000 shares of Common Stock, of which, as of January 30, 1998, 3,763,573 shares were issued and 368,468 shares were reserved for issuance upon the exercise of options which have been granted or may be granted pursuant to the stock option plans of the Company. Thus, as of February 1, 1998, there were only approximately 367,959 shares of Common Stock (other than 568,199 Treasury Shares) which were unissued and not reserved for issuance.

         In these circumstances, the Board of Directors determined that it would be advisable and in the best interest of the Company to amend the Certificate of Incorporation to increase the number of authorized shares of Common Stock in order to have additional shares available for issuance to meet various business needs as they may arise and to enhance the Company's flexibility in connection with possible future actions. Those business needs and actions may include stock dividends, stock splits, employee benefit programs, corporate business combinations, funding of business acquisitions and other corporate purposes. Although the Board periodically considers transactions such as those listed above, it currently does not have plans to issue any significant amount of such Common Stock, except as reserved for issuance under the Company's stock option plans. Pursuant to that determination, on January 15, 1998, the Board of Directors unanimously approved and recommended that the stockholders consider and approve an amendment to Article Fourth of the Certificate of Incorporation of the Company to increase the number of shares of Common Stock the Company has authority to issue from 4,500,000 shares to 9,000,000 shares.

         The authorization of additional shares of Common Stock pursuant to this proposal will have no dilutive effect upon the proportionate voting power of the present shareholders of the Company. However, to the extent that shares are subsequently issued in connection with any corporate action to persons other than the present shareholders, such issuance could have a dilutive effect on the earnings per share and voting power of present shareholders. The Company would expect that the dilutive effect on earnings per share would be relatively short-term in duration.

         In addition, although the issuance of shares of Common Stock in certain instances may have the effect of forestalling a hostile takeover, the Board does not intend or view the increase in authorized Common Stock as an anti-takeover measure. The Company is not aware of any proposed or contemplated transaction of this type, and the proposed amendment to the Certificate of Incorporation is not being recommended in response to any specific effort of which the Company is aware to obtain control of the Company.

         The authorized shares of Common Stock in excess of those presently authorized and issued will be available for issuance at such times and for such purposes as the Board of Directors may deem advisable without further action by the Company's stockholders, except as may be required by applicable laws or regulations.

         Approval of the amendment to the Certificate of Incorporation of the Company requires the affirmative vote of the holders of at least a majority of the issued and outstanding shares of Common Stock entitled to vote at the Annual Meeting. Accordingly, abstentions from voting and shares as to which the "ABSTAIN" box has been selected on the Proxy Card with respect to the approval of the amendment to the Certificate of Incorporation will have the effect of a vote against such proposal. Shares underlying broker non-votes or held in excess of the Limit will also be counted as votes against this proposal.

         In connection with this proposal, the Company recommends that each stockholder consider the financial statements of the Company as set forth in the Company's 1997 Annual Report to Stockholders, a copy of which is being furnished to each stockholder together with this proxy statement.

         At the Annual Meeting of Stockholders, the stockholders will be asked to consider the proposal recommended by the Board of Directors to amend Article Fourth of the Certificate of Incorporation As proposed to be amended, paragraphs
A. and B. of Article Fourth would read as follows:

         "FOURTH:  A. The total  number of shares of all  classes of stock which
         the   Corporation   shall  have  authority  to  issue  is  ten  million
         (10,000,000), consisting of:

                  1. One million (1,000,000) shares of Preferred Stock, par value one cent ($.01) per share (the "Preferred Stock"); and

                  2. Nine million (9,000,000) shares of Common Stock, par value one cent ($.01) per share (the "Common Stock").

                  B. The Board of Directors is authorized, subject to any limitations prescribed by law, to provide for the issuance of the shares of Preferred Stock in series, and by filing a certificate pursuant to the applicable law of the State of Delaware (such certificate being hereinafter referred to as a "Preferred Stock Designation"), to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences, and rights of the shares of each such series and any qualifications, limitations or restrictions thereof. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the Common Stock, without a vote of the holders of the Preferred Stock, or of any series thereof, unless a vote of any such holders is required pursuant to the terms of any Preferred Stock Designation."

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL TO AMEND THE CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK.

                     PROPOSAL 3. RATIFICATION OF APPOINTMENT
                             OF INDEPENDENT AUDITORS

         The Company's financial statements as of December 31, 1996 and 1997 and for each of the years in the three-year period ended December 31, 1997 were audited by Hacker, Johnson, Cohen & Grieb.

         The Company's Board of Directors has reappointed Hacker, Johnson, Cohen & Grieb to continue as independent auditors for the Bank and the Company for the year ending December 31, 1998, subject to ratification of such appointment by the stockholders.

         A representative of Hacker, Johnson, Cohen & Grieb will be present at the Annual Meeting, will be given an opportunity to make a statement if so desired and will be available to respond to appropriate questions from stockholders present at the Annual Meeting.

         Unless marked to the contrary, the shares represented by the enclosed Proxy, if executed and returned, will be voted FOR ratification of the appointment of Hacker, Johnson, Cohen & Grieb as the independent auditors of the Company.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF HACKER, JOHNSON, COHEN & GRIEB AS THE INDEPENDENT AUDITORS OF THE COMPANY.


                             ADDITIONAL INFORMATION

Stockholder Proposals

         To be considered for inclusion in the Company's proxy statement in connection with the annual meeting of stockholders to be held following fiscal year ending December 31, 1998, a stockholder proposal must be received by the Secretary of the Company, at the address set forth on the first page of this Proxy Statement, no later than December 1, 1998. Any shareholder proposal submitted to the Company will be subject to SEC Rule 14a-8 under the Exchange Act.

Advance Notice of Business to be Conducted at an Annual Meeting

         The Bylaws of the Company provide an advance notice procedure for certain business, or nominations to the Board of Directors, to be brought before an annual meeting. In order for a stockholder to properly bring business before an annual meeting, or to propose a nominee to the Board, the stockholder must give written notice to the Secretary of the Company not less than ninety (90) days before the date fixed for such meeting; provided, however, that in the event that less than one hundred (100) days notice or prior public disclosure of the date of the

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meeting  is  given or made,  notice  by the  stockholder  to be  timely  must be received not later than the close of business on the tenth day following the day on which such notice of the date of the Annual Meeting was mailed or such public disclosure was made. The notice must include the stockholder's name, record address, and number of shares owned by the stockholder, and describe briefly the proposed business, the reasons for bringing the business before the Annual Meeting, and any material interest of the stockholder in the proposed business. In the case of nominations to the Board, certain information regarding the nominee must be provided. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy relating to an annual meeting any stockholder proposal which does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.

Other Matters which may Properly Come Before the Meeting

         The Board of Directors knows of no business which will be presented for consideration at the Annual Meeting other than as stated in the Notice of Annual Meeting of Stockholders. If, however, other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy card to vote the shares represented thereby on such matters in accordance with their best judgment.

         Whether or not you intend to be present at the Annual Meeting, you are urged to return your proxy card promptly. If you are present at the Annual Meeting and wish to vote your shares in person, your proxy may be revoked by voting at the Annual Meeting.

         A copy of the Form 10-K (without exhibits) for the year ended December 31, 1997 as filed with the SEC, will be furnished without charge to stockholders of record upon written request to FFLC Bancorp, Inc., Ms. Sandra L. Rutschow, Secretary, P.O. Box 490420, Leesburg, Florida 34749-0420. The Form 10-K can also be accessed through the Bank's World-Wide Web Internet Site at "http://www.1stfederal.com".

                                                     By Order of the Board of
                                                     Directors


                                                     Sandra L. Rutschow
                                                     Secretary
Leesburg, Florida
March 30, 1998

YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

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                                 REVOCABLE PROXY
                               FFLC BANCORP, INC.

        [ X ] PLEASE MARK VOTES AS IN THIS EXAMPLE


                         ANNUAL MEETING OF STOCKHOLDERS
                             May 7, 1998 o 2:00 p.m.

  The undersigned hereby appoints the official proxy committee, consisting of each member of the Board of FFLC Bancorp, Inc. (the "Company"), each with full power of substitution, to act as attorneys and proxies for the undersigned, and to vote all shares of Common Stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Stockholders, to be held at the Leesburg Community Building, 109 E. Dixie Avenue, Leesburg, Florida, on May 7, 1998, at 2:00 p.m., and at any and all adjournments thereof, as follows:

   1. The election as directors of all nominees listed (except as marked to the contrary below).

   H.D. Robuck, Jr. and Stephen T. Kurtz

                [   ] FOR      [   ] WITHHOLD      [   ] EXCEPT


INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

--------------------------------------------------------------------------------

               [   ] FOR      [   ] AGAINST      [   ] ABSTAIN


   2. The amendment of the Certification of Incorporation of the Company to increase the number of authorized shares of Common Stock from 4,500,000 to 9,000,000.

   3. The approval of Hacker, Johnson, Cohen &Grieb as the Company's independent auditors for the fiscal year ending December 31, 1998.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.



               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.



   This proxy is revocable and will be voted as directed, but if no instructions are specified, this proxy will be voted FOR each of the proposals listed. If any other business is presented at the Annual Meeting, this proxy will be voted by those named in this proxy in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting.

          Please be sure to sign and date this Proxy in the box below.

                   _________________________________________
                                      Date

                   _________________________________________
                             Stockholder sign above

                   _________________________________________
                         Co-holder (if any) sign above



    Detach above card, sign, date and mail in postage paid envelope provided.

                               FFLC BANCORP, INC.

  The above signed acknowledges receipt from the Company prior to the execution of this proxy of a Notice of the Meeting and of a Proxy Statement dated March 30, 1998, and a copy of FFLC's 1997 Annual Report.

  Please sign exactly as your name appears on this proxy card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign, but the signature of one holder is sufficient, unless contested.

                               PLEASE ACT PROMPTLY
                     SIGN, DATE & MAIL YOUR PROXY CARD TODAY



Stockholder Assistance
Stockholders requiring a change of address, records or information about lost certificates or dividend checks should contact FFLC Bancorp's transfer agent:

                                Registrar and Transfer Company
                                10 Commerce Drive
                                Cranford, New Jersey 07016
                                800-368-5948